STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number          811-04494

The Gabelli Asset Fund
(Exact name of registrant as specified in charter)

One Corporate Center Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)

John C. Ball Gabelli Funds, LLC One Corporate Center Rye, New York 10580-1422
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

The Gabelli Asset Fund

Annual Report — December 31, 2022

To Our Shareholders,

For the year ended December 31, 2022, the net asset value (NAV) total return per class AAA Share of The Gabelli Asset Fund was (10.6)% compared with a total return of (18.1)% for the Standard & Poor’s (S&P) 500 Index. Other classes of shares are available. See page 4 for the performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2022.

Investment Objective and Strategy (Unaudited)

The Fund primarily seeks to provide growth of capital. The Fund’s secondary goal is to provide current income.

The Fund’s investment strategy is to invest primarily in common and preferred stocks. The Fund focuses on companies that appear underpriced relative to their private market value (PMV). PMV is the value the Fund’s investment adviser, Gabelli Funds, LLC, believes informed investors would be willing to pay for a company. Under normal market conditions, the Fund invests at least 80% of its assets in stocks that are listed on a recognized securities exchange or similar market. The portfolio managers will invest in companies that, in the public market, are selling at a significant discount to the portfolio managers’ assessment of their PMV. The portfolio managers consider factors such as price, earnings expectations, earnings and price histories, balance sheet characteristics, and perceived management skills. The portfolio managers also consider changes in economic and political outlooks as well as individual corporate developments.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Performance Discussion (Unaudited)

The first quarter of 2022 saw Deere & Co. shares rise as the company continued to showcase its next generation precision farming technologies amidst a backdrop of increasing commodity prices and a broader lack of dealer inventory within the agricultural machinery ecosystem. Newmont Corporation, the biggest gold mining company in the world, benefited from a rising gold price. Berkshire Hathaway shares increased as its insurance business benefited from higher interest rates, its rail business benefited from higher energy costs, and the company deployed capital in the form of recent investments in Occidental Petroleum and the acquisition of Alleghany insurance. GATX delivered a strong performance as the market for leased railcars tightened considerably, lifting spot and renewal leasing rates. GATX and leased railcars are an inflation hedge, with rising steel prices increasing the value of lease fleets and expected strong lease renewal rates. American Express provided a strong outlook at its investor day due to investments made during the pandemic, the positive impact on billings from inflation, and the return to a more robust environment for travel and lodging.

By far the largest contributor to returns for the second quarter of 2022 was Swedish Match which agreed to an acquisition by Philip Morris International for SEK 106 per share in cash. The deal marks the realization of our long-held thesis that a global cigarette firm would bolster its smokeless tobacco offerings via market leader ZYN, owned by Swedish Match. Other consumer staples companies such as Post Holdings, General Mills, and Yakult Honsha added ballast during a choppy quarter. Advertising-driven and consumer oriented companies including Warner Brothers Discovery, Madison Square Garden Entertainment, Paramount Global, and American Express were more challenged. The late quarter swoon in commodities hit agricultural equipment manufacturers Deere & Co., CNH Industrial, as well as gold miner Newmont Corp.

While the third quarter was a difficult one for the market, there were some bright spots for the Fund’s holdings. Deere rose as it delivered strong top and bottom line results that demonstrated the company’s ability to generate strong profits from its ability to pass along price increases to consumers while maintaining operational discipline. Shares of Genuine Parts, owner of NAPA Auto Parts, and O’Reilly Automotive both rose as auto aftermarket retailers enjoyed substantial pricing power. On the negative side, Sony shares declined due to growing concerns about its video game business amid increased competition with Microsoft, as well as worries about the impact of a looming global recession on consumer spending. While Sony’s diversified global businesses offer a defensive position for the long run, short term headwinds include cyclical weaknesses in video games and low-to-mid-end smartphone markets, and difficult year-over-year comparisons for its movie business.

The fourth quarter of 2022 was a strong quarter for energy and agricultural commodities. Some of the largest contributors to performance in the fourth quarter included firms that enhance the productivity of farming and/or mining globally, including Deere & Co., CNH Industrial, and Caterpillar. Oil and gas companies Chevron and Halliburton also fit this description. MSG Sports, the owner of the New York Knicks and New York Rangers, rebounded strongly as network and venue owner MSG Entertainment restructured its announced spin-off in a manner favorable to MSGS, and sports asset valuations rose. Finally, inflation conduits such as Genuine Parts, O’Reilly Auto Parts, and MasterCard continued to rise. Facing cyclical headwinds around advertising and secular challenges involving changing consumption behavior, media and telecom companies such as Warner Bros Discovery, Telephone & Data Systems, and The Walt Disney Company were among the largest detractors in the fourth quarter.

The top contributors to the Fund’s performance in 2022 included: Swedish Match AB (no longer held); Deere & Co. (3.5%); and Genuine Parts Co. (2.3%).

Some of our weaker performing stocks during the year were: Sony Group Corp. (2.0%); Alphabet Inc., Cl. A (0.5%); and S&P Global Inc. (1.4%).

Thank you for your investment in The Gabelli Asset Fund.

We appreciate your confidence and trust.

The views expressed reflect the opinions of the Fund’s portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through December 31, 2022 (a) (Unaudited)

Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

					Since
					Inception
	1 Year	5 Year	10 Year	15 Year	(3/3/86)
Class AAA (GABAX)	(10.63)%	5.97%	8.88%	6.92%	11.15%
S&P 500 Index (b)	(18.11)	9.42	12.56	8.81	10.40
Class A (GATAX)	(10.63)	5.97	8.88	6.92	11.15
With sales charge (c)	(15.77)	4.72	8.24	6.50	10.97
Class C (GATCX)	(11.30)	5.18	8.07	6.13	10.72
With contingent deferred sales charge (d)	(12.19)	5.18	8.07	6.13	10.72
Class I (GABIX)	(10.41)	6.23	9.15	7.19	11.26

(a)	Returns would have been lower had Gabelli Funds, LLC (the Adviser) not reimbursed certain expenses of the Fund for periods prior to December 31, 1988. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2003 and Class I Shares on January 11, 2008. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase.
(b)	The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index. Since inception performance is as of February 28, 1986.
(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(d)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

In the current prospectuses dated April 29, 2022, the expense ratios for Class AAA, A, C, and I are 1.33%, 1.33%, 2.08%, and 1.08%, respectively. See page 17 for the expense ratios for the year ended December 31, 2022. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI ASSET FUND (CLASS AAA SHARES) AND S&P 500 INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	5 Year	10 Year
Class AAA	(10.63)%	5.97%	8.88%

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Gabelli Asset Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2022 through December 31, 2022	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2022.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	07/01/22	12/31/22	Ratio	Period *
The Gabelli Asset Fund
Actual Fund Return
Class AAA	$1,000.00	$1,074.90	1.37%	$7.16
Class A	$1,000.00	$1,074.70	1.37%	$7.16
Class C	$1,000.00	$1,070.70	2.11%	$11.01
Class I	$1,000.00	$1,076.20	1.12%	$5.86
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.30	1.37%	$6.97
Class A	$1,000.00	$1,018.30	1.37%	$6.97
Class C	$1,000.00	$1,014.57	2.11%	$10.71
Class I	$1,000.00	$1,019.56	1.12%	$5.70

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2022:

The Gabelli Asset Fund

Food and Beverage	13.9%
Equipment and Supplies	10.0%
Financial Services	8.7%
Machinery	7.2%
Diversified Industrial	6.1%
Health Care	5.6%
Entertainment	4.6%
Automotive: Parts and Accessories	4.0%
Electronics	3.9%
Energy and Utilities	3.5%
U.S. Government Obligations	3.3%
Metals and Mining	3.0%
Consumer Products	2.9%
Cable and Satellite	2.8%
Environmental Services	2.5%
Business Services	2.5%
Retail	2.3%
Publishing	1.6%
Broadcasting	1.5%
Computer Software and Services	1.4%
Transportation	1.1%
Specialty Chemicals	1.1%
Hotels and Gaming	1.0%
Building and Construction	1.0%
Telecommunications	0.9%
Real Estate	0.9%
Aerospace	0.8%
Automotive	0.8%
Agriculture	0.7%
Consumer Services	0.5%
Manufactured Housing and Recreational Vehicles	0.4%
Wireless Communications	0.3%
Aviation: Parts and Services	0.3%
Communications Equipment	0.2%
Computer Hardware	0.1%
Closed-End Funds	0.1%
Automobiles and Components	0.0%*
Airlines	0.0%*
Other Assets and Liabilities (Net)	(1.5)%
100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Asset Fund

Schedule of Investments — December 31, 2022

Shares		Cost	Market Value
	COMMON STOCKS — 98.1%
	Aerospace — 0.8%
93,000	Aerojet Rocketdyne Holdings Inc.†	$2,211,435	$5,201,490
2,000	Astronics Corp.†	17,959	20,600
9,000	HEICO Corp.	736,228	1,382,760
12,675	L3Harris Technologies Inc.	1,725,856	2,639,062
4,850	Lockheed Martin Corp.	143,318	2,359,477
5,800	Northrop Grumman Corp.	259,296	3,164,538
2,775	Raytheon Technologies Corp.	261,050	280,053
127,400	Rolls-Royce Holdings plc†	207,818	143,547
305	The Boeing Co.†	49,733	58,099
		5,612,693	15,249,626

	Agriculture — 0.7%
10,000	American Vanguard Corp.	215,322	217,100
120,000	Archer-Daniels-Midland Co.	1,221,923	11,142,000
21,000	The Mosaic Co.	368,493	921,270
		1,805,738	12,280,370

	Airlines— 0.0%
33	American Airlines Group Inc.†	596	420

	Automotive — 0.8%
5,000	Ferrari NV	189,262	1,071,100
38,000	General Motors Co.	1,534,069	1,278,320
316,050	Iveco Group NV†	1,582,700	1,880,359
87,000	PACCAR Inc.	443,421	8,610,390
53,000	Traton SE	1,003,281	801,649
2,900	Volkswagen AG	115,571	458,351
		4,868,304	14,100,169

	Automotive: Parts and Accessories — 4.0%
2,500	Aptiv plc†	268,835	232,825
82,550	BorgWarner Inc.	338,455	3,322,638
78,814	Brembo SpA	150,814	881,629
395,700	Dana Inc.	4,003,769	5,986,941
91,600	Garrett Motion Inc.†	458,885	697,992
700	Gentherm Inc.†	53,571	45,703
246,000	Genuine Parts Co.	5,704,726	42,683,460
83,500	Modine Manufacturing Co.†	899,013	1,658,310
13,000	Monro Inc.	634,705	587,600
18,900	O’Reilly Automotive Inc.†	468,357	15,952,167
28,000	Standard Motor Products Inc.	228,943	974,400
		13,210,073	73,023,665

	Aviation: Parts and Services — 0.3%
20,000	Curtiss-Wright Corp.	61,251	3,339,800
78,000	Kaman Corp.	1,016,240	1,739,400
		1,077,491	5,079,200
Shares		Cost	Market Value
	Broadcasting — 1.5%
1,000	Cogeco Communications Inc.	$55,949	$56,713
17,400	Cogeco Inc.	330,961	816,926
37,400	Corus Entertainment Inc., Cl. B	59,794	60,962
29,750	Liberty Broadband Corp., Cl. A†	25,596	2,256,538
68,663	Liberty Broadband Corp., Cl. C†	53,677	5,236,927
32,350	Liberty Media Corp.- Liberty Formula One, Cl. A†	15,277	1,728,461
39,100	Liberty Media Corp.- Liberty Formula One, Cl. C†	17,754	2,337,398
50,000	Liberty Media Corp.- Liberty SiriusXM, Cl. A†	20,644	1,965,500
233,147	Liberty Media Corp.- Liberty SiriusXM, Cl. C†	1,526,218	9,123,042
17,500	Nexstar Media Group Inc.	1,530,621	3,063,025
103,500	Sinclair Broadcast Group Inc., Cl. A	3,155,047	1,605,285
16,000	TBS Holdings Inc.	211,657	186,772
		7,003,195	28,437,549

	Building and Construction — 1.0%
58,950	Arcosa Inc.	182,695	3,203,343
600	Ashtead Group plc	29,097	34,237
35,200	Assa Abloy AB, Cl. B	599,135	754,610
37,100	Fortune Brands Innovations Inc.	386,733	2,118,781
61,300	Herc Holdings Inc.	2,479,994	8,065,241
35,000	Johnson Controls International plc	613,286	2,240,000
20,000	KBR Inc.	651,855	1,056,000
37,100	Masterbrand Inc.†	62,195	280,105
		5,004,990	17,752,317

	Business Services — 2.5%
120,000	Clear Channel Outdoor Holdings Inc.†	109,326	126,000
12,000	Diebold Nixdorf Inc.†	84,605	17,040
20,700	Ecolab Inc.	176,817	3,013,092
12,200	Live Nation Entertainment Inc.†	105,469	850,828
80,100	Mastercard Inc., Cl. A	312,390	27,853,173
20,000	Rentokil Initial plc, ADR	766,983	616,200
110,000	The Interpublic Group of Companies Inc.	590,235	3,664,100
2,700	United Rentals Inc.†	265,018	959,634
18,000	V2X Inc.†	85,612	743,220
41,600	Visa Inc., Cl. A	457,600	8,642,816
		2,954,055	46,486,103

See accompanying notes to financial statements.

The Gabelli Asset Fund

Schedule of Investments (Continued) — December 31, 2022

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Cable and Satellite — 2.8%
39,000	AMC Networks Inc., Cl. A†	$0	$611,130
7,150	Charter Communications Inc., Cl. A†	1,866,894	2,424,565
404,350	Comcast Corp., Cl. A	3,989,980	14,140,120
232,599	DISH Network Corp., Cl. A†	3,944,113	3,265,690
28,600	EchoStar Corp., Cl. A†	481,247	477,048
130,000	Liberty Global plc, Cl. A†	425,609	2,460,900
313,900	Liberty Global plc, Cl. C†	4,780,950	6,099,077
857	Liberty Latin America Ltd., Cl. A†	1,714	6,453
7,850	Naspers Ltd., Cl. N	307,004	1,304,852
6,700	Prosus NV	562,155	462,236
335,900	Rogers Communications Inc., Cl. B	1,474,585	15,733,556
160,000	Shaw Communications Inc., Cl. B	235,387	4,604,800
		18,069,638	51,590,427

	Communications Equipment — 0.2%
79,950	Corning Inc.	198,592	2,553,603
3,100	QUALCOMM Inc.	393,834	340,814
		592,426	2,894,417

	Computer Hardware — 0.1%
12,650	Apple Inc.	359,292	1,643,614
6,100	Intel Corp.	336,295	161,223
5,400	International Business Machines Corp.	680,882	760,806
1,300	Western Digital Corp.†	51,187	41,015
		1,427,656	2,606,658

	Computer Software and Services — 1.4%
15,600	Activision Blizzard Inc.	1,103,987	1,194,180
11,500	Alphabet Inc., Cl. A†	845,906	1,014,645
107,000	Alphabet Inc., Cl. C†	2,958,518	9,494,110
14,000	Black Knight Inc.†	935,706	864,500
7,200	Cisco Systems Inc.	339,522	343,008
2,000	Fidelity National Information Services Inc.	28,966	135,700
5,400	Gen Digital Inc.	106,844	115,722
23,000	Hewlett Packard Enterprise Co.	153,967	367,080
4,500	Kyndryl Holdings Inc.†	47,640	50,040
17,100	Meta Platforms Inc., Cl. A†	2,762,856	2,057,814
17,150	Microsoft Corp.	3,164,540	4,112,913
3,800	Oracle Corp.	293,654	310,612
45,000	PAR Technology Corp.†	1,653,261	1,173,150
14,600	Rockwell Automation Inc...	310,064	3,760,522
2,000	Salesforce Inc.†	356,277	265,180
27,000	Vimeo Inc.†	15,494	92,610
Shares		Cost	Market Value
2,601	VMware Inc., Cl. A†	$159,839	$319,299
		15,237,041	25,671,085
	Consumer Products — 2.9%
25,000	Brunswick Corp.	600,779	1,802,000
10,700	Christian Dior SE	296,073	7,800,048
39,000	Church & Dwight Co. Inc.	59,882	3,143,790
411,100	Edgewell Personal Care Co.	9,257,797	15,843,794
105,950	Energizer Holdings Inc.	515,529	3,554,622
9,350	Essity AB, Cl. A	124,094	243,722
41,650	Essity AB, Cl. B	467,387	1,090,859
3,100	Givaudan SA	1,058,911	9,497,972
28,000	Harley-Davidson Inc.	70,525	1,164,800
1,800	Hermes International	624,105	2,784,240
3,500	National Presto Industries Inc.	97,930	239,610
31,025	Reckitt Benckiser Group plc	942,203	2,158,192
60,000	Sally Beauty Holdings Inc.†	434,670	751,200
1,925	Sysco Corp.	141,064	147,166
3,700	The Estee Lauder Companies Inc., Cl. A	160,216	918,007
15,700	The Procter & Gamble Co.	421,591	2,379,492
31,000	Wolverine World Wide Inc.	144,167	338,830
		15,416,923	53,858,344

	Consumer Services — 0.5%
3,750	Allegion plc	37,744	394,725
1,100	FedEx Corp.	165,745	190,520
22,450	IAC Inc.†	134,319	996,780
190,000	Rollins Inc.	169,825	6,942,600
6,000	Uber Technologies Inc.†	215,342	148,380
1,225	United Parcel Service Inc., Cl. B	231,534	212,954
		954,509	8,885,959

	Diversified Industrial — 6.1%
9,700	ABB Ltd., ADR	215,538	295,462
450	Acuity Brands Inc.	5,311	74,524
1,000	Agilent Technologies Inc.	82,528	149,650
35,000	Ampco-Pittsburgh Corp.†	87,762	87,850
60,000	Avantor Inc.†	1,368,974	1,265,400
300,000	Bollore SE	1,722,989	1,676,325
213,300	Crane Holdings Co.	2,652,392	21,425,985
90,550	Eaton Corp. plc	3,346,669	14,211,823
4,400	Emerson Electric Co.	415,547	422,664
9,500	EnPro Industries Inc.	551,141	1,032,555
2,500	General Electric Co.	219,653	209,475
126,650	Greif Inc., Cl. A	2,695,886	8,493,149
65,375	Honeywell International Inc.	1,515,496	14,009,863
3,200	Hyster-Yale Materials Handling Inc.	108,398	80,992
19,706	Ingersoll Rand Inc.	71,556	1,029,638
186,425	ITT Inc.	1,185,269	15,119,067

See accompanying notes to financial statements.

The Gabelli Asset Fund

Schedule of Investments (Continued) — December 31, 2022

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Diversified Industrial (Continued)
15,000	Jardine Matheson Holdings Ltd.	$739,446	$763,500
238,150	Myers Industries Inc.	1,444,824	5,294,074
20,000	nVent Electric plc	211,407	769,400
6,700	Park-Ohio Holdings Corp.	156,716	81,941
28,000	Pentair plc	655,751	1,259,440
8,200	Sulzer AG	499,589	638,512
9,300	Svenska Cellulosa AB SCA, Cl. A	32,783	118,892
36,800	Svenska Cellulosa AB SCA, Cl. B	103,096	465,341
165,600	Textron Inc.	1,712,177	11,724,480
263,000	Toray Industries Inc.	1,833,531	1,476,119
21,300	Trane Technologies plc	235,355	3,580,317
203,500	Trinity Industries Inc.	623,759	6,017,495
3,000	Waters Corp.†	221,780	1,027,740
		24,715,323	112,801,673

	Electronics — 3.9%
160,000	Flex Ltd.†	2,909,913	3,433,600
10,500	Kyocera Corp., ADR	282,635	519,960
1,400	Mettler-Toledo International Inc.†	197,041	2,023,630
375,000	Mirion Technologies Inc.†	3,484,623	2,478,750
273,000	Resideo Technologies Inc.†	2,253,230	4,490,850
2,100	Samsung Electronics Co. Ltd., GDR	383,541	2,320,500
471,550	Sony Group Corp., ADR	8,687,560	35,969,834
31,200	TE Connectivity Ltd.	741,032	3,581,760
81,350	Texas Instruments Inc.	1,870,200	13,440,647
5,000	Thermo Fisher Scientific Inc.	999,671	2,753,450
		21,809,446	71,012,981

	Energy and Utilities — 3.5%
5,500	APA Corp.	179,479	256,740
54,775	BP plc, ADR	975,812	1,913,290
72,675	Chevron Corp.	2,291,228	13,044,436
35,500	ConocoPhillips	3,107,892	4,189,000
85,000	Devon Energy Corp.	988,539	5,228,350
25,000	Dril-Quip Inc.†	681,919	679,250
27,000	Enbridge Inc.	621,220	1,055,700
74,350	EOG Resources Inc.	170,252	9,629,812
71,800	Exxon Mobil Corp.	4,125,320	7,919,540
132,000	Halliburton Co.	3,726,343	5,194,200
59,000	Kinder Morgan Inc.	919,187	1,066,720
58,500	National Fuel Gas Co.	2,686,971	3,703,050
17,000	NextEra Energy Partners LP	1,322,935	1,191,530
18,500	Occidental Petroleum Corp.	1,156,659	1,165,315
40,000	Oceaneering International Inc.†	463,822	699,600
Shares		Cost	Market Value
1,000	ONE Gas Inc.	$71,615	$75,720
164,000	PG&E Corp.†	1,659,348	2,666,640
5,500	Shell plc, ADR	233,172	313,225
27,500	Southwest Gas Holdings Inc.	474,756	1,701,700
91,100	The AES Corp.	252,347	2,620,036
26	Weatherford International plc†	19,539	1,324
		26,128,355	64,315,178

	Entertainment — 4.6%
147,500	Fox Corp., Cl. A	6,111,799	4,479,575
30,000	Fox Corp., Cl. B	875,606	853,500
849,000	Grupo Televisa SAB, ADR	7,292,113	3,871,440
113,800	Liberty Media Corp.- Liberty Braves, Cl. A†	2,596,083	3,717,846
282,650	Liberty Media Corp.- Liberty Braves, Cl. C†	5,971,402	9,109,809
180,375	Madison Square Garden Entertainment Corp.†	1,020,503	8,111,464
125,533	Madison Square Garden Sports Corp.	877,042	23,013,965
372,941	Paramount Global, Cl. A	5,733,840	7,313,373
145,000	Paramount Global, Cl. B	4,442,575	2,447,600
114,050	The Walt Disney Co.†	920,471	9,908,664
25,000	Universal Music Group NV	585,036	602,396
490,000	Vivendi SE	6,152,544	4,675,576
592,150	Warner Bros Discovery Inc.†	2,438,023	5,613,582
		45,017,037	83,718,790

	Environmental Services — 2.5%
242,850	Republic Services Inc.	1,740,620	31,325,221
79,000	Waste Connections Inc.	2,925,364	10,472,240
30,200	Waste Management Inc.	422,375	4,737,776
		5,088,359	46,535,237

	Equipment and Supplies — 10.0%
460,290	AMETEK Inc.	687,740	64,311,719
22,000	Amphenol Corp., Cl. A	21,214	1,675,080
16,350	AZZ Inc.	677,285	657,270
40,000	CIRCOR International Inc.†	329,195	958,400
73,450	Crown Holdings Inc.	331,135	6,038,325
135,050	CTS Corp.	675,143	5,323,671
5,300	Danaher Corp.	187,882	1,406,726
10,000	Distribution Solutions Group Inc.†	138,376	368,600
358,900	Donaldson Co. Inc.	525,773	21,128,443
384,200	Flowserve Corp.	1,691,236	11,787,256
80,000	Graco Inc.	1,224,930	5,380,800
12,000	Hubbell Inc.	1,774,267	2,816,160
98,400	IDEX Corp.	360,557	22,467,672
40,650	Interpump Group SpA	159,758	1,834,541

See accompanying notes to financial statements.

The Gabelli Asset Fund

Schedule of Investments (Continued) — December 31, 2022

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Equipment and Supplies (Continued)
117,800	Mueller Industries Inc.	$3,104,396	$6,950,200
101,000	Sealed Air Corp.	1,946,537	5,037,880
24,000	The Manitowoc Co. Inc.†	72,224	219,840
47,150	The Timken Co.	1,749,500	3,332,090
16,500	The Toro Co.	283,937	1,867,800
69,500	The Weir Group plc	292,448	1,402,328
20,050	Valmont Industries Inc.	156,916	6,629,934
77,575	Watts Water Technologies Inc., Cl. A	780,596	11,343,792
		17,171,045	182,938,527

	Financial Services — 8.7%
45,650	AllianceBernstein Holding LP	0	1,568,990
158,150	American Express Co.	1,915,784	23,366,662
1,700	Ameriprise Financial Inc.	53,563	529,329
20,000	Argo Group International Holdings Ltd.	394,314	517,000
66,400	Bank of America Corp.	2,333,638	2,199,168
84	Berkshire Hathaway Inc., Cl. A†	254,121	39,371,721
81,100	Blackstone Inc.	1,021,252	6,016,809
5,625	Brookfield Asset Management Ltd., Cl. A†	46,657	161,269
22,500	Brookfield Corp.	209,913	707,850
21,800	Citigroup Inc.	614,993	986,014
40,000	FTAI Aviation Ltd.	666,134	684,800
46,000	GAM Holding AG†	95,701	46,764
42,500	Interactive Brokers Group Inc., Cl. A	688,280	3,074,875
2,950	Intercontinental Exchange Inc.	369,786	302,640
32,000	Jefferies Financial Group Inc.	292,834	1,096,960
75,550	JPMorgan Chase & Co.	2,535,821	10,131,255
23,000	Kinnevik AB, Cl. A†	256,414	317,839
40,000	Kinnevik AB, Cl. B†	429,549	548,930
83,150	KKR & Co. Inc.	595,658	3,859,823
1,200	LendingTree Inc.†	9,514	25,596
97,500	Loews Corp.	5,403,977	5,687,175
6,450	M&T Bank Corp.	258,217	935,637
30,000	Marsh & McLennan Companies Inc.	776,797	4,964,400
13,250	PayPal Holdings Inc.†	398,218	943,665
12,500	Popular Inc.	184,332	829,000
50,000	Post Holdings Partnering Corp.†	500,000	502,840
20,000	PROG Holdings Inc.†	17,401	337,800
128,800	State Street Corp.	3,102,596	9,991,016
9,750	T. Rowe Price Group Inc.	136,841	1,063,335
Shares		Cost	Market Value
382,400	The Bank of New York Mellon Corp.	$9,839,901	$17,406,848
24,700	The Goldman Sachs Group Inc.	3,961,980	8,481,486
20,000	The Hartford Financial Services Group Inc.	613,540	1,516,600
25,100	The PNC Financial Services Group Inc.	982,349	3,964,294
9,000	Value Line Inc.	122,382	457,920
167,300	Wells Fargo & Co.	4,832,892	6,907,817
		43,915,349	159,504,127

	Food and Beverage — 13.9%
58,709	BellRing Brands Inc.†	71,864	1,505,299
691,000	Brown-Forman Corp., Cl. A	3,014,032	45,440,160
85,450	Brown-Forman Corp., Cl. B	335,153	5,612,356
22,000	Campbell Soup Co.	581,589	1,248,500
771,150	China Mengniu Dairy Co. Ltd.	1,139,205	3,497,391
32,150	Chr. Hansen Holding A/S	1,347,652	2,312,627
23,400	Coca-Cola Europacific Partners plc	457,809	1,294,488
15,400	Coca-Cola HBC AG	215,080	367,330
74,000	Conagra Brands Inc.	1,729,135	2,863,800
18,100	Constellation Brands Inc., Cl. A	338,150	4,194,675
35,000	Crimson Wine Group Ltd.†	268,247	196,350
92,100	Danone SA	3,284,521	4,853,509
30,000	Davide Campari-Milano NV	45,593	304,564
189,595	Diageo plc, ADR	6,653,574	33,783,933
95,084	Farmer Brothers Co.†	722,824	438,337
236,000	Flowers Foods Inc.	414,376	6,782,640
32,000	Fomento Economico Mexicano SAB de CV, ADR	1,101,715	2,499,840
71,000	General Mills Inc.	1,066,246	5,953,350
1,566,300	Grupo Bimbo SAB de CV, Cl. A	629,032	6,615,169
10,000	Heineken Holding NV	407,450	771,259
74,150	Heineken NV	3,255,387	6,975,376
19,350	Heineken NV, ADR	465,264	909,837
128,050	ITO EN Ltd.	2,687,129	4,673,571
7,000	John Bean Technologies Corp.	106,661	639,310
20,000	Kellogg Co.	522,250	1,424,800
58,700	Kerry Group plc, Cl. A	686,542	5,341,010
164,700	Kikkoman Corp.	1,719,192	8,709,372
6,000	Lamb Weston Holdings Inc.	354,497	536,160
18,350	LVMH Moet Hennessy Louis Vuitton SE	682,043	13,355,111
55,000	Maple Leaf Foods Inc.	971,833	993,168
18,500	MEIJI Holdings Co. Ltd.	387,566	950,091

See accompanying notes to financial statements.

The Gabelli Asset Fund

Schedule of Investments (Continued) — December 31, 2022

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Food and Beverage (Continued)
149,000	Mondelēz International Inc., Cl. A	$2,706,980	$9,930,850
44,000	Morinaga Milk Industry Co. Ltd.	794,833	1,674,642
21,000	National Beverage Corp.†	1,001,132	977,130
40,300	Nestlé SA	2,268,614	4,669,596
95,800	Nissin Foods Holdings Co. Ltd.	3,178,243	7,606,187
83	Nomad Foods Ltd.†	2,103	1,431
54,550	PepsiCo Inc.	1,779,471	9,855,003
50,400	Pernod Ricard SA	4,138,185	9,913,438
72,100	Post Holdings Inc.†	514,292	6,507,746
70,100	Remy Cointreau SA	3,948,920	11,826,075
16,450	Suntory Beverage & Food Ltd.	524,300	564,043
22,150	The Coca-Cola Co.	566,494	1,408,962
24,250	The Hain Celestial Group Inc.†	426,197	392,365
20,600	The J.M. Smucker Co.	690,558	3,264,276
47,100	The Kraft Heinz Co.	1,726,705	1,917,441
220,000	Tingyi (Cayman Islands) Holding Corp.	496,395	388,395
27,634	Tootsie Roll Industries Inc.	200,202	1,176,379
5,000	TreeHouse Foods Inc.†	212,859	246,900
125,150	Yakult Honsha Co. Ltd.	2,910,045	8,162,786
		63,748,139	255,527,028

	Health Care — 5.6%
10,000	Abbott Laboratories	546,296	1,097,900
25,550	AbbVie Inc.	2,312,773	4,129,136
24,500	AmerisourceBergen Corp.	1,264,319	4,059,895
29,475	Amgen Inc.	394,429	7,741,314
10,000	AstraZeneca plc, ADR	512,604	678,000
15,000	Bausch + Lomb Corp.†	235,353	232,650
28,000	Bausch Health Cos. Inc.†	278,592	175,840
42,600	Baxter International Inc.	1,514,223	2,171,322
8,125	Biogen Inc.†	244,297	2,249,975
1,800	BioMarin Pharmaceutical Inc.†	152,334	186,282
6,100	Bio-Rad Laboratories Inc., Cl. A†	1,056,666	2,564,989
86,600	Bristol-Myers Squibb Co.	2,207,916	6,230,870
15,000	Catalent Inc.†	1,335,088	675,150
2,000	Charles River Laboratories International Inc.†	452,768	435,800
8,600	Chemed Corp.	774,516	4,389,698
13,000	Cigna Corp.	1,383,008	4,307,420
8,900	CONMED Corp.	169,822	788,896
15,000	DaVita Inc.†	860,714	1,120,050
106,400	Demant A/S†	987,910	2,949,174
Shares		Cost	Market Value
30,000	DENTSPLY SIRONA Inc.	$1,250,466	$955,200
4,000	Elevance Health Inc.	1,097,882	2,051,880
75,000	Evolent Health Inc., Cl. A†	787,354	2,106,000
2,100	Galapagos NV, ADR†	111,178	93,198
5,000	Gerresheimer AG	319,189	336,121
3,750	GSK plc, ADR	142,586	131,775
4,700	Haleon plc, ADR†	31,341	37,600
24,945	HCA Healthcare Inc.	2,904,000	5,985,802
88,336	Henry Schein Inc.†	2,562,448	7,055,396
2,500	ICU Medical Inc.†	487,145	393,700
700	Illumina Inc.†	184,451	141,540
5,400	Indivior plc†	16,699	120,905
20,000	Integer Holdings Corp.†	1,210,521	1,369,200
200	IQVIA Holdings Inc.†	40,906	40,978
24,200	Johnson & Johnson	1,643,678	4,274,930
12,350	Laboratory Corp. of America Holdings	2,113,288	2,908,178
4,000	McKesson Corp.	357,873	1,500,480
25,300	Medtronic plc	1,928,742	1,966,316
58,300	Merck & Co. Inc.	1,402,717	6,468,385
70,000	Option Care Health Inc.†	560,000	2,106,300
27,500	Perrigo Co. plc	968,224	937,475
25,400	Pfizer Inc.	1,132,286	1,301,496
14,000	QuidelOrtho Corp.†	169,394	1,199,380
350	Regeneron Pharmaceuticals Inc.†	38,211	252,521
42,200	Roche Holding AG, ADR	825,485	1,652,130
6,900	Stryker Corp.	321,481	1,686,981
28,000	Tenet Healthcare Corp.†	804,658	1,366,120
5,000	The Cooper Companies Inc.	1,336,925	1,653,350
1,585	UnitedHealth Group Inc.	224,572	840,335
4,825	Vertex Pharmaceuticals Inc.†	1,134,695	1,393,364
21,150	Zimmer Biomet Holdings Inc.	1,483,821	2,696,625
300	Zimvie Inc.†	2,799	2,802
7,000	Zoetis Inc.	304,921	1,025,850
		44,583,564	102,236,674

	Hotels and Gaming — 1.0%
10,500	Accor SA†	279,668	262,448
5,700	Churchill Downs Inc.	57,091	1,205,151
327,100	Genting Singapore Ltd.	251,550	233,224
11,200	Hyatt Hotels Corp., Cl. A†	361,508	1,013,040
1,100	Las Vegas Sands Corp.†	993	52,877
3,194,100	Mandarin Oriental International Ltd.†	4,938,991	6,132,672
160,800	MGM Resorts International	1,527,075	5,391,624
17,100	Ryman Hospitality Properties Inc., REIT	140,947	1,398,438
1,353,350	The Hongkong & Shanghai Hotels Ltd.†	1,574,640	1,407,888

See accompanying notes to financial statements.

The Gabelli Asset Fund

Schedule of Investments (Continued) — December 31, 2022

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Hotels and Gaming (Continued)
19,000	Universal Entertainment Corp.†	$96,850	$344,270
3,000	Wyndham Hotels & Resorts Inc.	38,287	213,930
6,550	Wynn Resorts Ltd.†	320,837	540,179
		9,588,437	18,195,741

	Machinery — 7.2%
610	Accelleron Industries AG, ADR†	10,092	12,444
3,000	Astec Industries Inc.	125,306	121,980
104,050	Caterpillar Inc.	679,303	24,926,218
1,442,000	CNH Industrial NV	9,793,339	23,158,520
86,550	CNH Industrial NV, Borsa ltaliana	600,724	1,386,469
149,600	Deere & Co.	1,044,541	64,142,496
13,000	Mueller Water Products Inc., Cl. A	46,016	139,880
1,550	Otis Worldwide Corp.	120,664	121,380
167,575	Xylem Inc.	1,276,332	18,528,768
		13,696,317	132,538,155

	Manufactured Housing and Recreational Vehicles — 0.4%
28,000	Cavco Industries Inc.†	526,630	6,335,000
825	Nobility Homes Inc.	4,606	20,543
26,000	Skyline Champion Corp.†	126,937	1,339,260
		658,173	7,694,803

	Metals and Mining — 3.0%
48,350	Agnico Eagle Mines Ltd.	1,522,600	2,513,716
147,400	Barrick Gold Corp.	1,374,347	2,532,332
69,600	Franco-Nevada Corp.	2,351,330	9,499,008
106,250	Freeport-McMoRan Inc.	1,138,403	4,037,500
28,000	Kinross Gold Corp.	114,918	114,520
15,000	MP Materials Corp.†	202,910	364,200
442,200	Newmont Corp.	7,871,057	20,871,840
103,000	Royal Gold Inc.	4,359,376	11,610,160
74,750	Wheaton Precious Metals Corp.	1,410,547	2,921,230
		20,345,488	54,464,506

	Publishing — 1.6%
98,000	News Corp., Cl. A	482,233	1,783,600
76,600	S&P Global Inc.	582,786	25,656,404
118,050	The E.W. Scripps Co., Cl. A†	1,003,976	1,557,079
		2,068,995	28,997,083

	Real Estate — 0.9%
1,400	Alexandria Real Estate Equities Inc., REIT	221,477	203,938
8,500	Host Hotels & Resorts Inc., REIT	169,561	136,425
Shares		Cost	Market Value
101,907	Indus Realty Trust Inc., REIT	$1,297,003	$6,470,075
1,550	Prologis Inc., REIT	174,172	174,732
190,500	The St. Joe Co.	1,383,967	7,362,825
41,000	Weyerhaeuser Co., REIT	822,874	1,271,000
		4,069,054	15,618,995

	Retail — 2.3%
8,800	Advance Auto Parts Inc.	1,217,846	1,293,864
69,000	AutoNation Inc.†	859,307	7,403,700
700	AutoZone Inc.†	692,314	1,726,326
29,015	Costco Wholesale Corp.	1,468,442	13,245,347
113,100	CVS Health Corp.	3,616,553	10,539,789
1,450	Dollar Tree Inc.†	173,064	205,088
1,150	Lowe’s Companies Inc.	154,846	229,126
1,100	NIKE Inc., Cl. B	115,126	128,711
10,000	Rush Enterprises Inc., Cl. B	151,639	562,700
2,800	Starbucks Corp.	274,848	277,760
1,425	Target Corp.	220,953	212,382
3,550	The Home Depot Inc.	109,899	1,121,303
94,950	The Kroger Co.	284,082	4,232,871
11,000	Walgreens Boots Alliance Inc.	466,518	410,960
1,950	Walmart Inc.	258,770	276,491
		10,064,207	41,866,418

	Specialty Chemicals — 1.1%
1,150	Air Products and Chemicals Inc.	313,497	354,499
157,000	DuPont de Nemours Inc.	7,586,443	10,774,910
50,000	H.B. Fuller Co.	373,462	3,581,000
27,300	International Flavors & Fragrances Inc.	1,110,407	2,862,132
4,500	Rogers Corp.†	543,660	537,030
32,200	Sensient Technologies Corp.	519,074	2,348,024
		10,446,543	20,457,595

	Telecommunications — 0.9%
3,200	AT&T Inc.	79,814	58,912
158,250	Deutsche Telekom AG, ADR	2,381,236	3,161,835
14,000	Hellenic Telecommunications Organization SA	82,085	218,650
23,400	Hellenic Telecommunications Organization SA, ADR	93,977	181,911
5,600	Orange SA, ADR	59,112	55,328
5,850	SoftBank Group Corp., ADR	125,913	123,757
2,488,200	Telecom Italia SpA†	1,311,503	576,114
84,000	Telecom Italia SpA, ADR†	582,472	191,520
37,400	Telefonica Brasil SA, ADR	328,172	267,410
275,000	Telefonica SA, ADR	1,368,158	981,750

See accompanying notes to financial statements.

The Gabelli Asset Fund

Schedule of Investments (Continued) — December 31, 2022

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Telecommunications (Continued)
744,500	Telephone and Data Systems Inc.	$14,733,832	$7,809,805
91,000	Telesat Corp.†	2,483,250	682,500
18,700	TIM SA, ADR	136,557	217,855
120,000	VEON Ltd., ADR†	279,192	58,800
37,650	Verizon Communications Inc.	973,408	1,483,410
		25,018,681	16,069,557
	Transportation — 1.1%
1,500	Canadian National Railway
	Co.	161,265	178,320
10,000	Canadian Pacific Railway Ltd.	6,337	745,900
189,550	GATX Corp.	4,114,451	20,156,747
		4,282,053	21,080,967
	Wireless Communications — 0.3%
96,750	America Movil SAB de CV, Cl. L, ADR	292,338	1,760,850
215,000	Operadora De Sites Mexicanos SAB de CV	257,222	210,736
24,635	T-Mobile US Inc.†	1,359,439	3,448,900
29,000	United States Cellular Corp.†	1,043,066	604,650
		2,952,065	6,025,136
	TOTAL COMMON STOCKS	488,601,958	1,799,515,480

	CLOSED-END FUNDS — 0.1%
2,000	Altaba Inc., Escrow†	0	7,600
10,700	Royce Global Value Trust Inc.	93,090	92,555
81,700	Royce Value Trust Inc.	992,513	1,083,342
		1,085,603	1,183,497
	TOTAL CLOSED-END FUNDS	1,085,603	1,183,497

	PREFERRED STOCKS — 0.0%
	Electronics — 0.0%
95	WESCO International Inc., Ser. A, 10.625%	2,518	2,491

	Retail — 0.0%
18,500	Qurate Retail Inc., 8.000%, 03/15/31	967,950	633,810

	TOTAL PREFERRED STOCKS	970,468	636,301
Shares		Cost	Market Value
	CONVERTIBLE PREFERRED STOCKS — 0.0%
	Automobiles and Components — 0.0%
94,569	Garrett Motion Inc., Ser. A, 11.000%	$496,487	$822,750

	WARRANTS — 0.0%
	Energy and Utilities — 0.0%
1,694	Weatherford International plc, expire 12/13/23†	0	373

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 3.3%
$60,020,000	U.S. Treasury Bill, 3.052%††, 01/03/23	60,009,830	60,020,000

	TOTAL INVESTMENTS — 101.5%	$551,164,346	1,862,178,401

	Other Assets and Liabilities (Net) — (1.5)%		(26,866,238)
	NET ASSETS — 100.0%		$1,835,312,163

†	Non-income producing security.
††	Represents annualized yield at date of purchase.

ADR   American Depositary Receipt

GDR  Global Depositary Receipt

REIT  Real Estate Investment Trust

See accompanying notes to financial statements.

The Gabelli Asset Fund

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investments, at value (cost $551,164,346)	$1,862,178,401
Cash	46,798
Foreign currency, at value (cost $6,891)	6,906
Receivable for investments sold	868,621
Receivable for Fund shares sold	456,576
Dividends and interest receivable	2,666,391
Prepaid expenses	62,885
Total Assets	1,866,286,578
Liabilities:
Line of credit payable	26,912,000
Payable for Fund shares redeemed	1,675,986
Payable for investment advisory fees	1,570,998
Payable for distribution fees	285,430
Payable for accounting fees	11,250
Other accrued expenses	518,751
Total Liabilities	30,974,415
Net Assets
(applicable to 38,711,574 shares outstanding)	$1,835,312,163
Net Assets Consist of:
Paid-in capital	$535,861,909
Total distributable earnings	1,299,450,254
Net Assets	$1,835,312,163
Shares of Beneficial Interest, each at $0.001 par value; unlimited number of shares authorized:
Class AAA:
Net Asset Value, offering, and redemption price per share ($1,245,182,769 ÷ 26,210,723 shares outstanding)	$47.51
Class A:
Net Asset Value and redemption price per share ($32,436,427 ÷ 693,826 shares outstanding)	$46.75
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$49.60
Class C:
Net Asset Value and offering price per share ($5,966,232 ÷ 146,531 shares outstanding)	$40.72	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($551,726,735 ÷ 11,660,494 shares outstanding)	$47.32

Statement of Operations

For the Year Ended December 31, 2022

Investment Income:
Dividends (net of foreign withholding taxes of $712,954)	$30,324,495
Interest	336,379
Total Investment Income	30,660,874
Expenses:
Investment advisory fees.	19,321,294
Distribution fees - Class AAA	3,380,097
Distribution fees - Class A	91,186
Distribution fees - Class C	75,931
Shareholder services fees	968,331
Custodian fees	272,813
Shareholder communications expenses	262,974
Trustees’ fees	163,000
Registration expenses	75,894
Legal and audit fees	68,647
Accounting fees	45,000
Interest expense	7,108
Miscellaneous expenses	159,978
Total Expenses	24,892,253
Less:
Expenses paid indirectly by broker (See Note 6)	(30,563)
Net Expenses	24,861,690
Net Investment Income	5,799,184
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	176,919,673
Net realized loss on foreign currency transactions	(158,609)
Net realized gain on investments and foreign currency transactions	176,761,064
Net change in unrealized appreciation/depreciation:
on investments	(419,022,692)
on foreign currency translations	(19,577)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(419,042,269)
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(242,281,205)
Net Decrease in Net Assets Resulting from Operations	$(236,482,021)

(a)	Redemption price varies based on the length of time held.

See accompanying notes to financial statements.

The Gabelli Asset Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021

Operations:
Net investment income	$5,799,184	$4,265,930
Net realized gain on investments and foreign currency transactions	176,761,064	208,681,342
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(419,042,269)	170,973,206
Net Increase/(Decrease) in Net Assets Resulting from Operations	(236,482,021)	383,920,478

Distributions to Shareholders:
Accumulated earnings
Class AAA	(115,304,660)	(142,836,778)
Class A	(3,055,017)	(3,996,047)
Class C	(552,633)	(1,080,786)
Class I	(53,526,916)	(56,099,797)
Total Distributions to Shareholders	(172,439,226)	(204,013,408)

Shares of Beneficial Interest Transactions:
Class AAA	(56,190,901)	(93,863,608)
Class A	(3,476,096)	3,946,720
Class C	(3,094,817)	(11,922,489)
Class I	64,826,508	75,087,668
Net Increase/(Decrease) in Net Assets from Shares of Beneficial Interest Transactions	2,064,694	(26,751,709)
Redemption Fees	558	395
Net Increase/(Decrease) in Net Assets	(406,855,995)	153,155,756
Net Assets:
Beginning of year	2,242,168,158	2,089,012,402
End of year	$1,835,312,163	$2,242,168,158

See accompanying notes to financial statements.

The Gabelli Asset Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions						Ratios to Average Net Assets/Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses(c)(d)	Portfolio Turnover Rate
Class AAA
2022	$58.56	$0.12	$(6.39)	$(6.27)	$(0.09)	$(4.69)	$(4.78)	$0.00	$47.51	(10.63)%	$1,245,183	0.23%	1.35%	5%
2021	54.05	0.08	10.15	10.23	(0.19)	(5.53)	(5.72)	0.00	58.56	18.93	1,584,831	0.13	1.33	5
2020	55.02	0.13	5.99	6.12	(0.17)	(6.92)	(7.09)	0.00	54.05	11.23	1,544,305	0.25	1.36	4
2019	49.44	0.22	10.88	11.10	(0.23)	(5.29)	(5.52)	0.00	55.02	22.43	1,674,315	0.40	1.36	4
2018	58.97	0.19	(4.77)	(4.58)	(0.17)	(4.78)	(4.95)	0.00	49.44	(7.69)	1,566,040	0.32	1.35	2
Class A
2022	$57.63	$0.12	$(6.29)	$(6.17)	$(0.09)	$(4.62)	$(4.71)	$0.00	$46.75	(10.63)%	$32,436	0.23%	1.35%	5%
2021	53.28	0.08	10.01	10.09	(0.21)	(5.53)	(5.74)	0.00	57.63	18.93	43,714	0.14	1.33	5
2020	54.33	0.13	5.91	6.04	(0.17)	(6.92)	(7.09)	0.00	53.28	11.23	36,656	0.25	1.36	4
2019	48.88	0.22	10.76	10.98	(0.24)	(5.29)	(5.53)	0.00	54.33	22.45	38,598	0.41	1.36	4
2018	58.36	0.19	(4.72)	(4.53)	(0.17)	(4.78)	(4.95)	0.00	48.88	(7.69)	29,477	0.32	1.35	2
Class C
2022	$50.48	$(0.24)	$(5.50)	$(5.74)	$—	$(4.02)	$(4.02)	$0.00	$40.72	(11.30)%	$5,966	(0.53)%	2.10%	5%
2021	47.45	(0.30)	8.86	8.56	—	(5.53)	(5.53)	0.00	50.48	18.04	10,721	(0.57)	2.08	5
2020	49.30	(0.23)	5.30	5.07	—	(6.92)	(6.92)	0.00	47.45	10.41	20,863	(0.50)	2.11	4
2019	44.91	(0.19)	9.87	9.68	—	(5.29)	(5.29)	0.00	49.30	21.53	32,334	(0.37)	2.11	4
2018	54.28	(0.23)	(4.36)	(4.59)	—	(4.78)	(4.78)	0.00	44.91	(8.38)	40,549	(0.43)	2.10	2
Class I
2022	$58.36	$0.26	$(6.38)	$(6.12)	$(0.23)	$(4.69)	$(4.92)	$0.00	$47.32	(10.41)%	$551,727	0.49%	1.10%	5%
2021	53.88	0.23	10.14	10.37	(0.36)	(5.53)	(5.89)	0.00	58.36	19.24	602,902	0.38	1.08	5
2020	54.86	0.26	5.98	6.24	(0.30)	(6.92)	(7.22)	0.00	53.88	11.50	487,188	0.51	1.11	4
2019	49.30	0.36	10.87	11.23	(0.38)	(5.29)	(5.67)	0.00	54.86	22.76	514,387	0.65	1.11	4
2018	58.85	0.34	(4.78)	(4.44)	(0.33)	(4.78)	(5.11)	0.00	49.30	(7.46)	498,494	0.57	1.10	2

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all periods presented, there was no impact on the expense ratios.
(d)	The Fund incurred interest expense. For the year ended December 31, 2020, if interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.35% (Class AAA and Class A), 2.10% (Class C), and 1.10% (Class I). For all remaining years, there was no impact on the expense ratios.

See accompanying notes to financial statements.

The Gabelli Asset Fund

Notes to Financial Statements

1.  Organization. The Gabelli Asset Fund was organized on November 25, 1985 as a Massachusetts business trust. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund’s primary objective is growth of capital. The Fund’s secondary goal is to provide current income. The Fund commenced investment operations on March 3, 1986.

2.  Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions, and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

	Valuation Inputs
		Level 2 Other
	Level 1	Significant	Total Market Value
	Quoted Prices	Observable Inputs	at 12/31/22
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks
Manufactured Housing and Recreational Vehicles	$7,674,260	$20,543	$7,694,803
Other Industries (a)	1,791,820,677	—	1,791,820,677
Total Common Stocks	1,799,494,937	20,543	1,799,515,480
Closed-End Funds	1,175,897	7,600	1,183,497
Preferred Stocks (a)	636,301	—	636,301
Convertible Preferred Stocks (a)	822,750	—	822,750
Warrants (a)	373	—	373
U.S. Government Obligations	—	60,020,000	60,020,000
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,802,130,258	$60,048,143	$1,862,178,401

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund held no Level 3 investments at December 31, 2022 or December 31, 2021.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 10% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At December 31, 2022, the Fund did not hold restricted securities.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2022, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to utilization of tax equalization and prior year long term capital gain reversal on real estate investment trusts. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2022, reclassifications were made to increase paid-in capital by $8,668,385, with an offsetting adjustment to total distributable earnings.

The tax character of distributions paid during the years ended December 31, 2022 and 2021 was as follows:

	Year Ended December 31, 2022	Year Ended December 31, 2021
Distributions paid from:*
Ordinary income (inclusive of short term capital gains)	$4,513,125	$10,727,340
Net long term capital gains	175,863,580	203,458,859
Total distributions paid	$180,376,705	$214,186,199

*	Total distributions paid differs from the Statement of Changes in Net Assets due to the utilization of equalization.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

At December 31, 2022, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$1,299,450,254

At December 31, 2022, the temporary differences between book basis and tax basis net unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes and tax basis adjustments on investments in real estate investment trusts, mark-to-market adjustments on investments considered passive foreign investment companies, tax basis adjustments due to corporate actions, and basis adjustments on investments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2022:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$562,721,889	$1,348,386,899	$(48,930,387)	$1,299,456,512

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2022, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2022, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.  Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Trustees of the Fund who are affiliated persons of the Adviser.

4.  Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5.  Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2022, other than short term securities and U.S. Government obligations, aggregated $89,555,458 and $307,160,428, respectively.

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2022, the Fund paid $9,931 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $2,378 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the year ended December 31, 2022, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $30,563.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the year ended December 31, 2022, the Fund accrued $45,000 in accounting fees in the Statement of Operations.

The Fund pays retainer and per meeting fees to Trustees not affiliated with the Adviser, plus specified amounts to the Lead Trustee and Audit Committee Chairman. Trustees are also reimbursed for out of pocket expenses incurred in attending meetings. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

7.  Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 1, 2023 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the bank for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the Overnight Federal Funds Rate plus 135 basis points or the Overnight Bank Funding

Rate plus 135 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2022, there was $26,912,000 outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit for the 12 days of borrowings during the year ended. The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2022 was $14,961,500 with a weighted average interest rate of 2.64%. The maximum amount borrowed at any time during the year ended December 31, 2022 was $26,912,000.

8.  Shares of Beneficial Interest. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the fiscal years ended December 31, 2022 and 2021, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	211,857	$11,299,992	397,517	$23,732,270
Shares issued upon reinvestment of distributions	2,318,170	108,992,689	2,298,562	134,603,794
Shares redeemed	(3,381,409)	(176,483,582)	(4,204,047)	(252,199,672)
Net decrease	(851,382)	$(56,190,901)	(1,507,968)	$(93,863,608)
Class A
Shares sold	56,952	$2,984,631	122,842	$7,186,619
Shares issued upon reinvestment of distributions	61,889	2,864,851	64,858	3,737,763
Shares redeemed	(183,537)	(9,325,578)	(117,170)	(6,977,662)
Net increase/(decrease)	(64,696)	$(3,476,096)	70,530	$3,946,720
Class C
Shares sold	3,621	$170,656	11,158	$550,666
Shares issued upon reinvestment of distributions	13,532	545,603	21,184	1,069,372
Shares redeemed	(83,004)	(3,811,076)	(259,691)	(13,542,527)
Net decrease	(65,851)	$(3,094,817)	(227,349)	$(11,922,489)
Class I
Shares sold	2,130,124	$111,788,843	1,682,941	$100,552,940
Shares issued upon reinvestment of distributions	931,582	43,614,881	889,384	51,897,337
Shares redeemed	(1,732,824)	(90,577,217)	(1,282,737)	(77,362,609)
Net increase	1,328,882	$64,826,508	1,289,588	$75,087,668

9.  Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10.  Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Asset Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The Gabelli Asset Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Asset Fund (the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022, and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
New York, New York

March 1, 2023

We have served as the auditor of one or more investment companies in the Gabelli Fund Complex since 1986.

The Gabelli Asset Fund

Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program (the LRM Program) to govern its approach to managing liquidity risk. The LRM Program is administered by the Liquidity Committee (the Committee), which is comprised of members of Gabelli Funds, LLC management. The Board has designated the Committee to administer the LRM Program.

The LRM Program’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. The LRM Program also includes elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund’s liquidity and the monthly classification and re-classification of certain investments that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on August 17, 2022, the Board received a written report from the Committee regarding the design and operational effectiveness of the LRM Program. The Committee determined, and reported to the Board, that the LRM Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively since its implementation. The Committee reported that there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Committee noted that the Fund is primarily invested in highly liquid securities and, accordingly, continues to be exempt from the requirement to determine a “highly liquid investment minimum” as defined in the Rule 22e-4. Because of that continued qualification for the exemption, the Fund has not adopted a “highly liquid investment minimum” amount. The Committee further noted that while changes to the LRM Program were made during the Review Period and reported to the Board, no material changes were made to the LRM Program as a result of the Committee’s annual review.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to the Fund’s Prospectus for more information regarding its exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

The Gabelli Asset Fund

Additional Fund Information

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Asset Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee[3]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[3]
INTERESTED TRUSTEES[4]:
Mario J. Gabelli, CFA Trustee 1942	Since 1986	31	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holding, Co. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)
John D. Gabelli Trustee 1944	Since 1999	12	Former Senior Vice President of G.research, LLC (and its predecessor) (1991-2019)	—
INDEPENDENT TRUSTEES[5]:
Anthony J. Colavita[6] Trustee 1935	Since 1989	18	President of the law firm of Anthony J. Colavita, P.C.	—
James P. Conn Trustee 1938	Since 1992	23	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—
Kuni Nakamura Trustee 1968	Since 2009	36	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate); Trustee on Long Island University Board of Trustees; Trustee on Fordham Preparatory School Board of Trustees	—
Werner J. Roeder Trustee 1940	Since 2001	20	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

The Gabelli Asset Fund

Additional Fund Information (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee[3]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[3]
Anthonie C. van Ekris[7] Trustee 1934	Since 1986-1989 1992-present	23	Chairman and Chief Executive Officer of BALMAC International, Inc.(global import/ export company)	—
Salvatore J. Zizza[8] Trustee 1945	Since 1986-1996 2000-present	34	President of Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing)

The Gabelli Asset Fund

Additional Fund Information (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:
John C. Ball President and Treasurer 1976	Since 2017	Officer of registered investment companies within the Gabelli Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Chief Executive Officer, G.distributors, LLC since December 2020
Peter Goldstein Secretary and Vice President 1953	Since 2020	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)
Richard J. Walz Chief Compliance Officer 1959	Since 2013	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund’s By-Laws and Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified. For officers, includes time served in previous officer positions with the Fund.
[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.
[4]	“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.
[5]	Trustees who are not interested persons are considered “Independent” Trustees.
[6]	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli/GAMCO Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund, LDC, GAMA Capital Opportunities Master, Ltd., and GAMCO International SICAV, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.
[7]	Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, Gama Capital Opportunities Master Ltd., and GAMCO International SICAV, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and, in that event, would be deemed to be under common control with the Fund’s Adviser.
[8]	Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

The Gabelli Asset Fund

2022 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2022, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short term capital gains) totaling $0.0847, $0.0844, and $0.2218, per share for Class AAA, Class A, and Class I, respectively, and long term capital gains totaling $175,863,580, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Trustees. For the year ended December 31, 2022, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 1.04% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. The Fund designates 100% of the ordinary income distribution as qualified short term gain pursuant to the American Jobs Creation Act of 2004.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2022 which was derived from U.S. Treasury securities was 1.43%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli Asset Fund did not meet this strict requirement in 2022. The percentage of U.S. Government securities held as of December 31, 2022 was 3.3%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Gabelli Funds and Your Personal Privacy

Who are we?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC which is affiliated with GAMCO Investors, Inc. that is a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www. sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information.

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THE GABELLI ASSET FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA degree with honors from Columbia Business School.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA degree from Columbia Business School.

Jeffrey J. Jonas, CFA, joined Gabelli in 2003 as a research analyst focusing on companies across the healthcare industry. In 2006, he began serving as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Jonas was a Presidential Scholar at Boston College, where he received a BS in Finance and Management Information Systems.

Brian C. Sponheimer is a portfolio manager and research analyst, responsible for coverage of automotive, trucking, and machinery stocks. In 2010, 2011, and 2016, Mr. Sponheimer was recognized by various financial publications, including the Wall Street Journal and the Financial Times, as a “Best on the Street” analyst. He began his business career in institutional equities at CIBC World Markets in New York and Boston. Mr.Sponheimer graduated cum laude from Harvard University with a BA in Government and received an MBA in Finance and Economics from Columbia Business School.

Sarah Donnelly joined Gabelli in 1999 as a junior research analyst working with the consumer staples and media analysts. Currently she is a portfolio manager of Gabelli Funds, LLC, a Senior Vice President, and the Food, Household, and Personal Care products research analyst for Gabelli & Company. In 2013, she was named the Health & Wellness research platform leader. Ms. Donnelly received a BS in Business Administration with a concentration in Finance and minor in History from Fordham University.

Melody Prenner Bryant joined GAMCO Investors, Inc. in September 2018 and is a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Previously, Ms. Prenner Bryant was a managing director and chief investment officer for Trevor Stewart Burton & Jacobsen Inc., a New York based registered investment adviser. She has held senior and portfolio management positions at Neuberger Berman, LLC, John A. Levin & Co., and Kempner Asset Management. Ms. Prenner Bryant received her BA in Political Science from The State University of New York at Binghamton and attended the Leonard N. Stern School of Business, New York University.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the contents of the portfolio managers’ commentary are unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

Net Asset Values per share available daily by calling
800-GABELLI after 7:00 P.M.

TRUSTEES
Mario J. Gabelli, CFA
Chairman and
Chief Executive Officer,
GAMCO Investors, Inc.
Executive Chairman,
Associated Capital Group Inc.

Anthony J. Colavita
President,
Anthony J. Colavita, P.C.

James P. Conn
Former Chief Investment
Officer,
Financial Security Assurance
Holdings Ltd.

John D. Gabelli
Former Senior Vice President,
G.research, LLC

Kuni Nakamura
President,
Advanced Polymer, Inc.

Werner J. Roeder
Former Medical Director,
Lawrence Hospital

Anthonie C. van Ekris
Chairman,
BALMAC International, Inc.

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

OFFICERS
John C. Ball
President & Treasurer

Peter Goldstein
Secretary & Vice President

Richard J. Walz
Chief Compliance Officer

DISTRIBUTOR
G.distributors, LLC

CUSTODIAN
State Street Bank and Trust
Company

TRANSFER AGENT AND
DIVIDEND DISBURSING
AGENT
DST Asset Manager
Solutions, Inc.

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher &
Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Asset Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB405Q422AR

GABELLI
FUNDS

THE GABELLI ASSET FUND

Annual Report
December 31, 2022

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Kuni Nakamura is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $41,249 for 2021 and $43,311 for 2022.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2021 and $0 for 2022.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,335 for 2021 and $4,550 for 2022. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2021 and $0 for 2022.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) N/A

No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2021 and $0 for 2022.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not Applicable.

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Asset Fund

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	March 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	March 9, 2023

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	March 9, 2023

* Print the name and title of each signing officer under his or her signature.